UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 16, 2004

                                  TECHALT, INC.

             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27867

                            (Commission File Number)

                                   87-0533626

                        (IRS Employer Identification No.)

                         3311 N. Kennicott Ave., Suite A

                           Arlington Heights, IL 60004
               (Address of principal executive offices)(Zip Code)

                                 (847) 870-2601 Company's telephone number,
                 including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant's Business and Operations

      Item 1.01 Entry into a Material Definitive Agreement

On December 15, 2004, TechAlt, Inc., a Nevada corporation ("TechAlt" or the "Company"), satisfied the terms of the Escrow Agreement (the "Escrow Agreement") entered into among the Company, Paul Masanek ("Masanek"), Services By Designwise, Ltd. ("SBD", and collectively with Masanek, the "Plaintiffs"), James
E. Solomon ("Solomon"), and Technology Alternatives, Inc., an Illinois corporation ("Technology") (TechAlt collectively with Solomon and Technology, the "Defendants"), The Otto Law Group, PLLC ("OLG") and Piccione, Keeley & Associates, Ltd. ("PKA", and collectively with OLG, the "Escrow Agents"), in connection with the settlement of certain claims made by Plaintiffs against the Defendants in a lawsuit filed in the Circuit Court of Cook County, Illinois, Paul Masanek and Services By Designwise, Ltd. v. James Solomon, et al. Case No. 04 CH 14001 (the "Litigation") by making payment to Masanek of $650,000, payment of Masanek's attorneys' fees and delivering an executed waiver by certain of the Company's investors. Accordingly, the Settlement Documents (defined below) were released from escrow and became effective December 15, 2004 (the "Settlement Document Effective Time").

The Settlement Documents which became effective at the Settlement Document Effective Time consist of the following: (i) Settlement Agreement, (ii) Sales Agreement, (iii) Consulting Agreement, (iv) Secured Convertible Promissory Note convertible into 1,150,000 shares of our common stock at $1.00 per share (the "Note"), (v) a Warrant to purchase 750,000 shares of our common stock, exercise price of $1.00 per share (the "Warrant"), (vi) Registration Rights Agreement,
(vii) Right of First Refusal Agreement, (viii) Security Agreement, (ix) Agreement and Plan of Merger by and among the Company, Technology Alternatives, Inc., TechAlt Acquisitions, Inc., Solomon and Masanek ("Merger Agreement"), and
(x) an Assignment and Bill of Sale (collectively, the "Settlement Documents").

Agreement and Plan of Merger

Pursuant to the Merger Agreement, all of the shares of common stock of Technology (currently held by Solomon and Masanek) were exchanged for 9,544,000 shares of the common stock of the Company. TechAlt Acquisitions, Inc., a wholly-owned subsidiary of the Company, merged with and into Technology, with Technology becoming a wholly-owned subsidiary of the Company. 500,000 shares of the common stock of the Company were issued pursuant to the Merger Agreement to Hudson Investment Advisors, LLC, consisting of (i) 400,000 shares of common stock as consideration for business development services provided to the Company and Technology in connection with the License Agreement and the Merger Agreement and (ii) 100,000 shares of common stock as consideration for a $50,000 investment prior to the License Agreement.

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

Settlement Agreement

Pursuant to the terms of the Settlement Agreement between the Company and Masanek, Masanek and the Company released each other from any and all liabilities in connection with or arising from their relationship and Masanek
(i) voted his shares of Technology in favor of the Merger Agreement, pursuant to which all of the issued and outstanding shares held by Masanek and James Solomon were exchanged for approximately 9,544,000 shares of our common stock, and (ii) transferred certain of the intellectual property of SBD to us. The Company (i) rescinded ab initio the License Agreement immediately prior to the consummation of the Merger Agreement (which rescission included rescission ab ignition of the 10,044,000 shares of common stock issued pursuant to the License Agreement),
(ii) paid Masanek $650,000 in cash, (iii) entered into Sales, Consulting, Registration Rights, Right of First Refusal and Escrow Agreements, (iv) issued to Masanek the Warrant and to SBD the Note, (v) agreed to provide Masanek with all the information a member of the Board of Directors is entitled to receive (upon his request), (vi) agreed to provide Masanek a 10% finder's fee in the event Masanek introduces to us a company that purchase all or substantially all of our assets or stock, (vii) provided Masanek with the ability to present the Company with financing alternatives in the event the Company desires to raise additional capital during the two (2) year period subsequent to the Closing of the Merger, and (viii) paid the attorneys' fees of Masanek.

Sales Agreement

Pursuant to the Sales Agreement, for a period of three years SBD shall (i) manufacture and supply to us certain equipment and systems with an aggregate purchase price of $1,125,000 and (ii) receive a "broker's fee" on manufactured goods purchased by us from third parties of 6.25% for the first year of the Sales Agreement, 6.50% for the second year of the Sales Agreement, and 6.75% for the third year of the Sales Agreement.

Consulting Agreement

Pursuant to the Consulting Agreement, for a period of three years SBD shall provide to us certain technical and sales support services as follows (i) during the first four (4) months of the Consulting Agreement, SBD shall devote ninety
(90) hours per month to certain primary consulting services as directed by the Company, and (ii) during the remaining thirty two (32) months of the Consulting Agreement, SBD shall devote no less than twenty two and a half (22.5) hours per month to the certain primary consulting services and the general consulting services as directed by the Company. The Company shall pay to the Consultant (i) $25,000 per month for the first four (4) months of the Consulting Agreement and
(ii) $6,250 per month for the remaining thirty-two (32) months.

In addition to the foregoing, during the term of the Consulting Agreement, the Company shall provide the following benefits for SBD at no cost to SBD: (i) use of an automobile of Masanek's choice, with optional equipment of his selection,
(ii) reimbursement for all reasonable business expense(s) actually incurred by the SBD on behalf of the Company, (iii) use of a cellular phone with a cellular phone calling plan with unlimited minutes, and any other electronic communication devices the Company deems reasonably necessary in connection with the services to be rendered to the Company by SBD, (iv) use of full country club and health club memberships to one (1) country club and one (1) health club acceptable to both SBD and the Company, (v) professional assistance, including but not limited to legal and tax counsel, and (vi) a bonus of ten percent (10%) of gross sales on all First Responder Systems upon any order or contract between the Company and the referred customer.

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

Secured Convertible Promissory Note

Pursuant to the Secured Convertible Promissory Note for $1,150,000, SBD shall be paid $650,000 twelve months from the date of the Closing, and the entire unpaid principal balance plus interest twenty four months from the date of the Closing. Interest payments of 5% on the outstanding balance will be paid quarterly beginning November 1, 2004. Payments on the Note may accelerate in certain circumstances at SBD's request in the event the Company receives cash pursuant to the exercise of certain of its warrants or from the sale of its securities. The entire balance of the Note may be converted by SBD into the common stock of the Company on the basis of $1.00 per share.

Warrant

Pursuant to the Warrant to be issued by the Company to Masanek, Masanek shall have the right for five years to purchase 750,000 shares of common stock of the Company for $1.00 per share. The Warrant also contains a cashless exercise provision.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, Masanek and SBD shall be entitled to have registered by the Company for resale those shares of common stock issuable to Masanek upon consummation of the Merger Agreement and upon exercise of the Warrant. SBD shall be entitled to have registered those shares of common stock issuable upon conversion of the Note

Right of First Refusal Agreement

Pursuant to the Right of First Refusal Agreement, Masanek shall have a right of first refusal to purchase the shares of stock of the Company owned by James Solomon prior to any sale, and the Company shall have the right of first refusal to purchase the shares of stock of the Company owned by Masanek and SBD prior to any sale by Masanek or SBD of those shares.

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

Security Agreement

Pursuant to the Security Agreement, until all obligations of the Company pursuant to the Settlement Documents as they relate to Masanek and SBD have been satisfied, Masanek shall have a first security interest on the Company's accounts, accounts receivable, goods, equipment, inventory, machinery, fixtures, cash, securities, all intellectual property including trademarks, service marks, trade names, copyrights, patents, licenses, including patent licenses, contracts, and other tangible and intangible property together with all the additions, substitutions, increments, proceeds and products, whether now owned or later acquired. The security interest granted pursuant to the Security Agreement will be subordinate to a $2,000,000 line of credit for general corporate purposes and to purchase inventory and equipment for signed contracts or purchase orders with the Company's customers.

Assignment and Bill of Sale

Pursuant to the Assignment and Bill of Sale, SBD assigned to TechAlt all right, title and interest to certain intellectual property and inventory of SBD relating to In-Car Based Communications, Data Capture and Video Systems.

      1.02 Termination of a Material Definitive Agreement

On December 15, 2004, the Company and Technology agreed to rescind the Intellectual Property License Agreement executed by the parties on August 20, 2004 pursuant to an Agreement to Rescind Intellectual Property License Agreement (the "Rescission Agreement"). Pursuant to the Rescission Agreement, Technology rescinded ab initio its licensing of certain of its intellectual property licensed to the Company and the 10,044,000 shares of common stock issued in connection with the Intellectual Property License Agreement were rescinded ab initio pursuant to the Rescission Agreement.

Section 2 - Financial Information

      Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, all of the shares of common stock of Technology were exchanged for 9,544,000 shares of the common stock of the Company. TechAlt Acquisitions, Inc., a wholly-owned subsidiary of the Company, merged with and into Technology, with Technology becoming a wholly-owned subsidiary of the Company. 500,000 shares of the common stock of the Company were issued pursuant to the Merger Agreement to Hudson Investment Advisors, LLC, consisting of (i) 400,000 shares of common stock as consideration for business development services provided to the Company and Technology in connection with the License Agreement and the Merger Agreement and (ii) 100,000 shares of common stock as consideration for a $50,000 investment prior to the License Agreement.

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

Section 3 - Securities and Trading Markets

      Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the "safe harbor" private offering exemption provided by Rule 506 of Regulation D under Section 4(2) and of the Securities Act of 1933 (the
"Exemption"), in connection with the Merger Agreement, the Company issued 10,044,000 shares of the common stock of the Company to (i) James E. Solomon (4,867,440), (ii) Paul Masanek (4,676,560), and (iii) Hudson Investment Advisors, LLC (500,000).

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of James E. Solomon, Paul Masanek, and Hudson Investment Advisors, LLC made pursuant to the Merger Agreements and/or separate Subscription Agreements executed in connection with the Merger and (ii) its own independent investigation to confirm the accredited/unaccredited status of James
E. Solomon, Paul Masanek, and Hudson Investment Advisors, LLC.

Pursuant to the "safe harbor" private offering exemption provided by Rule 506 of Regulation D under Section 4(2) and of the Securities Act of 1933 and in accordance with the exercise of Additional Investment Rights ("AIR") held by certain of the Company's accredited investors, on December 16, 2004 the Company issued shares of Series A Preferred stock and Additional Warrants pursuant to its Series A financing as follows:

Investor                            Series A Preferred      Additional Warrants
--------                            ------------------      -------------------

Cranshire Capital, LP               218,750                 437,500
Crestview Capital Master, LLC       1,317,500               2,635,000
DKR SoundShore Oasis                218,750                 437,500
Smithfield Fidueiary/Highbridge     875,000                 1,750,000

Each share of Series A Preferred stock purchased pursuant to the AIRs is purchased for $1.00 per share and converts into two (2) shares of common stock. Each share of Series A Preferred stock votes on as converted basis. In addition, for each share of Series A Preferred stock purchased, the purchaser receives warrants to purchase two (2) shares of common stock, exercise price of $1.00 per share.

Section 5 - Corporate Governance and Management

      Item 5.01 Changes in Control of Registrant

Prior to the rescission of the License Agreement pursuant to the Rescission Agreement, Solomon controlled approximately 38% of the voting power of the issued and outstanding common stock of the Company and Technology controlled approximately 33% of the voting power of the issued and outstanding common stock of the Company. Accordingly, in certain circumstances Solomon, voting shares beneficially owned by him, along with voting the shares beneficially owned by Technology had the power to vote approximately 71% of the shares of the Company.

Pursuant to the Rescission Agreement, 10,044,000 shares of common stock of the Company, including the shares of common stock issued to Solomon and Technology, were rescinded ab initio and 10,044,000 shares were simultaneously issued to (i) James E. Solomon (4,867,440), (ii) Paul Masanek (4,676,560), and (iii) Hudson Investment Advisors, LLC (500,000) pursuant to the Merger Agreement (the "Merger Shares"). Subsequent to the Merger Agreement and the issuance of the Merger Shares, the Company has 12,000,000 shares of common stock issued and outstanding, 41% of which are held by James E. Solomon and 39% of which are held by Paul Masanek.

Section 8 - Other Events

      Item 8.01 Other Events

On December 16, 2004, an Agreed Order of Dismissal with Prejudice was entered in the Circuit Court of Cook County, Illinois, in the case of Paul Masanek and Services By Designwise, Ltd. v. James Solomon, et al. Case No. 04 CH 14001, dismissing with prejudice all claims against the Company in its litigation with Paul Masanek and Services By Designwise, Ltd.


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

Pursuant to resolutions of the Board of Directors of the Company, the Company has adopted (i) a Policy Regarding Director Nominations and Shareholder-Board of Director Communications, (ii) an Audit and Finance Committee, and (iii) a Compensation and Nominating Committee.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired. The financial statements required to be filed by this Item on account of the Merger Agreement will be filed pursuant to an amendment to this Form 8-K not later than 71 calendar days after the date of filing of this Form 8-K.

(b)ProForma financial information. ProForma financial information required to be filed by this Item on account of the Merger Agreement will be filed pursuant to an amendment to this Form 8-K not later than 71 calendar days after the date of filing of this Form 8-K.

(c) Exhibits

The Exhibits to this Form 8-K are listed in the Exhibit Table set forth below.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHALT, INC.
                                         (Company)

                                       /s/ David M. Otto

                                       -----------------------------------------
                                       By: David M. Otto
                                       Its: Secretary

                                       Date: December 20, 2004

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

                                  Exhibit Table

EXHIBIT NO.                        DESCRIPTION                         LOCATION
-----------                        -----------                         --------
    2.1               Form of Agreement and Plan of Merger             Attached
    4.1                          Form of Warrant                       Attached
    4.2            Form of Secured Convertible Promissory Note         Attached
    4.3               Form of Registration Rights Agreement            Attached
    4.4             Form of Right of First Refusal Agreement           Attached
   10.1        Form of Agreement to Rescind Intellectual Property      Attached
                                License Agreement

   10.2                      Form of Sales Agreement                   Attached
   10.3                    Form of Security Agreement                  Attached
   10.4                   Form of Settlement Agreement                 Attached
   10.5          Form of Technology Assignment and Bill of Sale        Attached
   10.6                     Form of Escrow Agreement                   Attached
   10.7                   Form of Consulting Agreement                 Attached
   99.1             Policy Regarding Director Nominations and          Attached
                  Shareholder-Board of Director Communications
   99.2                Audit and Finance Committee Charter             Attached
   99.3           Compensation and Nominating Committee Charter        Attached


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